                                                                  EXHIBIT (i)(2)



                                CONSENT OF COUNSEL

     I consent to the incorporation by reference in this Post-Effective Amendment No. 42 to the Registration Statement of Eaton Vance Investment Trust (1933 Act File No. 33-1121) of my opinion dated March 23, 1998, which was filed as Exhibit (10) to Post-Effective Amendment No. 39.


                                        /s/ Maureen A. Gemma
                                        Maureen A. Gemma, Esq.


July 21, 1999
Boston, Massachusetts